Exhibit 99(a)

[Tim Hortons Inc. Logo]

Tim Hortons announces $200 million repurchase program, not to exceed 5% of outstanding shares

Oakville, Ontario (August 31, 2006) – Tim Hortons, Inc. (NYSE: THI)(TSX: THI)(NYSE: WEN) today announced that its Board of Directors has approved a share repurchase program authorizing the repurchase of up to C$ 200 million, not to exceed 5% of its current outstanding shares of common stock, subject to regulatory approval.

The program is expected to commence following the distribution by Wendy’s International, Inc. of the shares of Tim Hortons common stock currently owned by Wendy’s, with such repurchases being made at management’s discretion from time to time depending upon market conditions and compliance with applicable regulatory requirements. Tim Hortons may make such repurchases on either of the New York Stock Exchange (NYSE) or the Toronto Stock Exchange (TSX).

The decision to approve the repurchase program was made based on Tim Hortons strong balance sheet and steady cash flow projections.

“We believe our stock represents a good value, and this share repurchase program — coupled with our dividend announced in July — underscores Tim Hortons financial strength and commitment to enhancing total returns for our shareholders,” said Paul House, Chief Executive Officer and President.

The program is expected to be in place for 12 months following the distribution of the Tim Hortons shares by Wendy’s, unless either the C$200 million maximum or the 5% of outstanding shares limit is reached prior to the expiration of such 12-month period.

Tim Hortons Inc. overview

Tim Hortons Inc. is Canada’s largest quick service restaurant chain. Founded in 1964 as a coffee and donut shop, Tim Hortons has evolved to meet consumer tastes, with a menu that now includes premium coffee, flavoured cappuccinos, specialty teas, home-style soups, fresh sandwiches and fresh baked goods. As of July 2, 2006, Tim Hortons system-wide restaurants numbered 2,625 in Canada and 297 in the United States. More information about the Company is available at www.timhortons.com.

INVESTORS AND FINANCIAL MEDIA:
Paul Carpino: (905) 339-6186 or carpino_paul@timhortons.com

GENERAL MEDIA INQUIRIES:
Nick Javor: (905) 339-6176 or javor_nick@timhortons.com

TIM HORTONS INC.
Safe Harbor Under the Private Securities Litigation Reform Act of 1995

The Private Securities Litigation Reform Act of 1995 (the “Act”) provides a “safe harbor” for forward-looking statements to encourage companies to provide prospective information, so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those discussed in the statement. Tim Hortons Inc. (the “Company”) desires to take advantage of the “safe harbor” provisions of the Act.

Certain information in this news release, particularly information regarding future economic performance and finances, and plans, expectations, and objectives of management, is forward-looking. The following factors, in addition to other factors set forth in the Company’s final Prospectus filed with the Securities and Exchange Commission (“SEC”) on March 24, 2006 and in other press releases, communications, or filings made with the SEC or the Ontario Securities Commission, and other possible factors not previously identified, could affect the Company’s actual results and cause such results to differ materially from those expressed in forward-looking statements:

Competition. The quick-service restaurant industry is intensely competitive with respect to price, service, location, personnel, qualified franchisees, and type and quality of food. The Company and its franchisees compete with international, regional and local organizations, primarily through the quality, variety, and value perception of food products offered. The number and location of units, quality and speed of service, attractiveness of facilities, effectiveness of advertising/marketing and operational programs, and new product development by the Company and its competitors are also important factors. Certain of the Company’s competitors have substantially larger marketing budgets.

Economic, Market and Other Conditions. The quick-service restaurant industry is affected by changes in international, national, regional, and local economic and political conditions, consumer preferences and perceptions (including food safety, health, or dietary preferences and perceptions), spending patterns, consumer confidence, demographic trends, seasonality, weather events and other calamities, traffic patterns, the type, number and location of competing restaurants, enhanced governmental regulation (including nutritional and franchise regulations), changes in capital market conditions that affect valuations of restaurant companies in general or the Company’s goodwill in particular, litigation relating to food quality, handling, or nutritional content, and the effects of war or terrorist activities and any governmental responses thereto. Factors such as inflation, food costs, the cost and/or availability of a qualified workforce and other labor issues, benefit costs, legal claims, disruptions to supply chain or changes in the price, availability, and shipping costs of supplies, and utility and other operating costs also affect restaurant operations and expenses. The ability of the Company and its franchisees to finance new restaurant development, improvements, and additions to existing restaurants, and the acquisition of restaurants from, and sale of restaurants to franchisees, are affected by economic conditions, including interest rates and other government policies impacting land and construction costs and the cost and availability of borrowed funds.

Factors Affecting Growth. There can be no assurance that the Company or its franchisees will be able to achieve new restaurant growth objectives in Canada or the U.S. The opening and ongoing financial success of the Company’s and its franchisees’ restaurants depends on various factors, including many of the factors set forth in this cautionary statement, as well as sales levels at existing restaurants, factors affecting construction costs generally, and the generation of sufficient cash flow by the Company to pay ongoing construction costs. In addition, the U.S. markets in which the Company seeks to expand may have competitive conditions (including higher construction, occupancy, or operating costs), consumer tastes, or discretionary spending patterns that differ from the Company’s existing markets, and there may be a lack of brand awareness in such markets. There can be no assurance that the Company will be able to successfully adapt its brand, development efforts, and restaurants to these differing market conditions.

Manufacturing and Distribution Operations. The occurrence of any of the following factors is likely to result in increased operating costs and depressed profitability of the Company’s distribution operations and may also damage the Company’s relationship with franchisees: higher transportation costs, shortages or changes in the cost or availability of qualified workforce and other labor issues, equipment failures, disruptions in supply chain, price fluctuations, climate conditions, industry demand, changes in international commodity markets (especially for coffee, which is highly volatile in terms of price and supply), and the adoption of additional environmental or health and safety laws and regulations. The Company’s manufacturing and distribution operations in the U.S. are also subject to competition from other qualified distributors, which could reduce the price the Company receives for supplies sold to U.S. franchisees.

Joint Venture to Manufacture and Distribute Par-Baked Products for Tim Hortons Restaurants. The profitability of the Maidstone Bakeries joint venture, which manufactures and distributes par-baked products for the Company’s and its franchisees’ restaurants, could be affected by a number of factors, including many of the factors set forth in this cautionary statement. Additionally, there can be no assurance that both the Company and its joint venture partner will continue with the joint venture. If the joint venture terminates, it may be necessary, under certain circumstances, for the Company to build its own par-baking facility or find alternate products or production methods.

Importance of Locations. The success of Company and franchised restaurants is dependent in substantial part on location. There can be no assurance that current locations will continue to be attractive, as demographic patterns change. It is possible the neighborhood or economic conditions where restaurants are located could decline in the future, thus resulting in potentially reduced sales in those locations.

Government Regulation. The Company and its franchisees are subject to various federal, state, provincial, and local (“governmental”) laws affecting its and its franchisees’ businesses. The development and operation of restaurants depend to a significant extent on the selection, acquisition, and development of suitable sites, which are subject to zoning, land use (includes drive thrus), environmental, traffic, franchise, design and operational requirements, and other regulations. Additional governmental laws and regulation affecting the Company and its franchisees include: licensing; health, food preparation, sanitation and safety; labour (including applicable minimum wage requirements, overtime, working and safety conditions, and citizenship requirements); tax; employee benefits; accounting; and anti-discrimination. Changes in these laws and regulations, or the implementation of additional regulatory requirements, particularly increases in applicable minimum wages, taxes, or franchise requirements, may adversely affect financial results.

Foreign Exchange Fluctuations. The majority of the Company’s business is conducted in Canada. If the U.S. dollar falls in value relative to the Canadian dollar, then U.S. operations would be less profitable because of the increase in U.S. operating costs resulting from the purchase of supplies from Canadian sources, and U.S. operations will contribute less to the Company’s consolidated results. Exchange rate fluctuations may also cause the price of goods to increase or decrease for the Company and its franchisees. In addition, fluctuations in the values of Canadian and U.S. dollars can affect the value of our common stock and any dividends we pay.

The Company’s Relationship with Wendy’s. As long as Wendy’s has voting control of the Company, Wendy’s will have the ability to control all matters affecting the Company, including the composition of its board of directors and the resolution of conflicts of interest that may arise between Wendy’s and the Company in a number of areas. The separation agreements with Wendy’s may severely limit the Company’s ability to affect future financings, acquisitions, dispositions, the issuance of additional securities and certain debt instruments, and to take certain other actions.

Mergers, Acquisitions and Other Strategic Transactions. The Company intends to evaluate potential mergers, acquisitions, joint venture investments, alliances, vertical integration opportunities and divestitures. These transactions involve various inherent risks, including accurately assessing the value, future growth potential, strengths, weaknesses, contingent and other liabilities and potential profitability of acquisition candidates; the potential loss of key personnel of an acquired business; the Company’s ability to achieve projected economic and operating synergies; difficulties successfully integrating, operating, maintaining and managing newly-acquired operations or employees; difficulties maintaining uniform standards, controls, procedures and policies; the possibility the Company could incur impairment charges if an acquired business performs below expectations; unanticipated changes in business and economic conditions affecting an acquired business; and diversion of management’s attention from the demands of the existing business. In addition, there can be no assurance that the Company will be able to complete desirable transactions, for reasons including a failure to secure financing, as a result of the Company’s arrangements with Wendy’s, or restrictive covenants in debt instruments or other agreements with third parties, including the Maidstone Bakeries joint venture arrangements.

Debt Obligations. The Company’s significant debt obligations could have adverse consequences, including increasing the Company’s vulnerability to adverse economic, regulatory, and industry conditions, limiting the Company’s ability to compete and its flexibility in planning for, or reacting to, changes in its business and the industry; limiting the Company’s ability to borrow additional funds, and requiring the Company to dedicate significant cash flow from operations to payments on debt (and there can be no assurance that the Company’s cash flow will be sufficient to service its debt), thereby reducing funds available for working capital, capital expenditures, acquisitions, and other purposes. In addition, the Company’s credit facilities include restrictive covenants that limit its flexibility to respond to future events and take advantage of contemplated strategic initiatives.

Other Factors Affecting the Company. The following factors could also cause actual results to differ from expectations: an inability to retain executive officers and other key personnel or attract additional qualified management personnel to meet business needs; an inability to adequately protect the Company’s intellectual property and trade secrets from infringement actions or unauthorized use by others; operational or financial shortcomings of franchised restaurants and franchisees; liabilities and losses associated with owning and leasing significant amounts of real estate; new and significant legal, accounting, and other expenses to comply with public-company corporate governance and financial reporting requirements; failure to implement or ineffective maintenance of securities compliance, internal control processes, or corporate governance; implementation of new or changes in interpretation of U.S. GAAP policies or practices; and, potential unfavorable variance between estimated and actual liabilities and volatility of actuarially-determined losses and loss estimates.

Readers are cautioned not to place undue reliance on forward-looking statements contained in this news release, which speak only as of the date thereof. Except as required by federal or provincial securities laws, the Company undertakes no obligation to publicly release any revisions to the forward-looking statements contained in this release, or to update them to reflect events or circumstances occurring after the date of this release, or to reflect the occurrence of unanticipated events, even if new information, future events, or other circumstances have made them incorrect or misleading.